Income Taxes - Summary of Temporary Differences of Unused Tax Losses and Unused Tax Credits of Unrecognized Deferred Tax Assets (Detail) - JPY (¥) ¥ in Millions	Mar. 31, 2021	Mar. 31, 2020	Apr. 01, 2019
Disclosure of temporary difference, unused tax losses and unused tax credits [abstract]
Deductible temporary difference	¥ 250,670	¥ 223,708	¥ 277,454
Carryforwards of tax losses	379,566	184,851	141,711
Carryforwards of tax credit	34,800	25,963	8,194
Total	¥ 665,037	¥ 434,521	¥ 427,359